UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2014

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Line of Credit.  On August 11, 2014, Hibbett Sports, Inc. (Company) executed a new Master Note renewing its existing unsecured revolving credit facility between the Company and its subsidiaries and Regions Bank.  The amount of the revolving credit facility is $30,000,000 and is effective August 22, 2014 through August 21, 2015 with an interest rate at the higher of prime rate, the federal funds rate plus 1/2 of 1% or LIBOR.  The Master Note is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Master Note – Regions Bank Line of Credit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer

August 14, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Master Note – Regions Bank Line of Credit